CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                       1934 ACT REPORTING REQUIREMENTS

                                   FORM 8-K

                   U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 5, 2001

            Espo's Inc. (now Integrated Performance Systems, Inc.)
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            (Exact name of registrant as specified in its charter)

          New York                    0-30794                11-3042779
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  (State or other jurisdiction of   (Commission           (I.R.S. Employer
  incorporation or organization)    File Number)        Identification  No.)


        10501 FM 720 East, Frisco, Texas                       75035
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     (Address of principal executive offices)                (ZIP Code)

 Registrant's telephone number including area code  (972) 381-1212 not applicable
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          Former name or former address if changed since last report

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Financial Statements of Business Acquired.

      As a prerequisite to effectiveness of Espo's, Inc.'s Form 10-SB12G, the Securities and Exchange Commission, by letter dated June 5, 2001, addressed to D. Ron Allen, Chairman and CEO of the Company, has required audited financial statements that include PC Dynamics' results of operations for a total of 21 consecutive months. Attached to this filing as Exhibit 99.1 are audited Consolidated Financial Statements for the Three Months ended February 28, 2001, completing the period required by the above-described letter.

 Exhibits

 Ex. 99.1 Consolidated Financial Statements For the Three Months Ended February 28, 2001



                            SIGNATURES

      In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ESPO'S INC.
                                    Date:  September 17, 2001

                                    By: /s/ D. Ronald Allen
                                    ------------------------------
                                        D. Ronald Allen, President